Exhibit 99.3

0 14475 KAPSTONE PAPER AND PACKAGING CORPORATION THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [•], 2018 The undersigned, having received the Notice of Special Meeting of Stockholders and Proxy Statement/Prospectus, dated [•], 2018, hereby appoints Roger W. Stone and Matthew Kaplan, and each of them acting without the other, as the true and lawful attorneys, agents, and proxies with full power of substitution to represent and to vote as designated below, all shares of Common Stock of KapStone Paper and Packaging Corporation (the “Company”) held of record by the undersigned on [•], 2018, at the Special Meeting of Stockholders to be held on [•], 2018, or at any adjournment or postponement thereof. Any and all proxies heretofore given are hereby revoked. (Continued and to be marked, dated, and signed on the reverse side.) 1.1 PRELIMINARY - SUBJECT TO COMPLETION

0 14475 KAPSTONE PAPER AND PACKAGING CORPORATION THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [•], 2018 The undersigned, having received the Notice of Special Meeting of Stockholders and Proxy Statement/Prospectus, dated [•], 2018, hereby appoints Roger W. Stone and Matthew Kaplan, and each of them acting without the other, as the true and lawful attorneys, agents, and proxies with full power of substitution to represent and to vote as designated below, all shares of Common Stock of KapStone Paper and Packaging Corporation (the “Company”) held of record by the undersigned on [•], 2018, at the Special Meeting of Stockholders to be held on [•], 2018, or at any adjournment or postponement thereof. Any and all proxies heretofore given are hereby revoked. (Continued and to be marked, dated, and signed on the reverse side.) 1.1 PRELIMINARY - SUBJECT TO COMPLETION PRELIMINARY - SUBJECT TO COMPLETION SPECIAL MEETING OF STOCKHOLDERS OF KAPSTONE PAPER AND PACKAGING CORPORATION [•], 2018 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at - {Insert web address where material will be hosted} Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. Adoption of the Agreement and Plan of Merger, dated as of January 28, 2018, as it may be amended from time to time, among the Company, WestRock Company, Whiskey Holdco, Inc., Whiskey Merger Sub, Inc. and Kola Merger Sub, Inc. (the “merger proposal”). 2. Adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the merger proposal. 3. Non-binding advisory approval of the compensation and benefits that may be paid, become payable or be provided to the Company’s named executive officers in connection with the mergers. The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Special Meeting of Stockholders and the Proxy Statement/Prospectus for the Special Meeting of Stockholders. FOR AGAINST ABSTAIN IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. 00030030300000000000 8